OTHER EXPENSES	12 Months Ended
Dec. 31, 2016
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 18—OTHER EXPENSES:
a. Impairments, restructuring and others:
Impairments, restructuring and others consisted of the following:
	Year ended December 31,
	2016	2015	2014

	(U.S. $ in millions)
Impairment of long-lived assets (see notes 6 and 8)	$746	$361	$387
Contingent consideration (see note 3)	83	399	(20)
Acquisition, integration and related costs	261	221	13
Restructuring	245	183	246
Other	(636)	(33)	24
Total	$699	$1,131	$650

Impairments

In determining the estimated fair value of the long-lived assets, Teva utilized a discounted cash flow model. The key assumptions within the model related to forecasting future revenue and operating income, an appropriate weighted average cost of capital, and an appropriate terminal value based on the nature of the long-lived asset. The Company's updated forecasts of net cash flows for the impaired assets reflect, among other things, the following: (i) for research and development in-process assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risks associated with these assets; and (ii) for product rights, pricing and volume projections as well as patent life and any significant changes to the competitive environment.

Impairment of long-lived assets in 2016 amounted to $746 million, mainly comprised of:

  Identifiable intangible assets impairments of $589 million were recorded, comprised primarily of (i) a $258 million impairment of the full carrying value of Teva's IPR&D asset Revascor® (mesenchymal precursor cells), following a decision to exercise a contractual right to terminate Teva's involvement with Mesoblast Ltd. in the ongoing phase 3 trial of Revascor® (mesenchymal precursor cell), (ii) a $248 million impairment of the full carrying value of Zecuity® following a decision to voluntarily suspend sales, marketing and distribution of Zecuity®, and (iii) other product rights impairments of $83 million due to current market conditions and supply chain challenges in various Teva markets.

  In 2015 and 2014, impairments of identifiable intangible assets were $265 million and $224 million, respectively.

  Property, plant and equipment - $149 million, consisting of:

  impairments of $69 million, based on management decisions regarding their expected use as a result of our planned plant rationalization, which triggered a reassessment of fair value.
  impairment of property, plant and equipment of approximately $80 million. Following an FDA inspection earlier this year, Teva voluntarily discontinued all manufacturing activities at its facility in Godollo, Hungary, in order to assess and remediate quality concerns. In May 2016, the FDA issued a U.S. import alert for all products from this facility, which can only be lifted after the FDA confirms regulatory compliance. On October 14, 2016, Teva received a warning letter from the FDA, which cites deficiencies in manufacturing operations, laboratory controls and data integrity. Teva has currently decided to reduce its operations from this facility.

In 2015 and 2014, property, plant and equipment impairment was $96 million and $163 million, respectively.

Contingent consideration

In 2016, Teva recorded $83 million of contingent consideration expenses, comprised of $180 million related to BendekaTM, due to a change in projected royalties related to the future sales outlook as well as a change in probability assessment for certain milestone payments. This was offset by the $122 million reversal of contingent consideration related to Zecuity® following the circumstances detailed in the impairment discussions above. In 2015, $399 million in contingent consideration was recognized, and income of $20 million was recognized in 2014.

Acquisition, integration and related costs

In 2016, Teva recorded $261 million of acquisition and integration expenses, comprised mainly of expenses related to its Actavis Generics and Rimsa acquisitions.

In 2015 and 2014, acquisition and integration expenses were $221 million and $13 million, respectively.

Restructuring

In 2016, Teva recorded $245 million of restructuring expenses, compared to $183 million and $246 million in 2015 and 2014, respectively. These expenses were primarily incurred in plant rationalization activities, integration and various other initiatives as part of cost saving efforts.

b. Share in profits or losses of associated companies–net:

Share in profit or losses of associated companies – net, were a gain of $8 million in 2016, and a loss of $121 million and $5 million in 2015 and 2014 respectively.

In 2015, following an other-than-temporary loss in value of our investment in Mesoblast, an impairment of $171 million was recorded for the year. In addition, a $24 million currency translation adjustment was reclassified from accumulated other comprehensive loss to share in losses of associated companies - net, due to dilution of our equity holdings in Mesoblast. These amounts mentioned were recorded net of income tax of $71 million.